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                                    AMENDMENT

     Amendment to that certain Building Lease dated May 4, 1983 (the "Lease"), by and between 1225 NORTH COUNTY ROAD 18 LIMITED PARTNERSHIP, a Minnesota limited partnership (the "Landlord"), and POLARIS INDUSTRIES PARTNERS L.P., a Delaware limited partnership (the "Tenant") as successor to Polaris Industries Inc. the original tenant under the Lease.


                              W I T N E S S E T H :

     WHEREAS, the Lease provides for a term of ten (10) years commencing on May 4, 1983 and ending on May 3, 1993; and


     WHEREAS, the Lease was extended on April 12, 1990 to a term ending on April 30, 1997.


     WHEREAS, Landlord and Tenant desire to extend the term of the Lease.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the term of the Lease shall be and hereby is extended for an additional period ending on April 30, 2002 subject to all the terms and conditions of the Lease including, but not limited to, the provisions of Article I with respect to annual adjustment of base rental.

     This Amendment is entered into for the purpose of correcting that certain Amendment relating to the Lease dated March 1, 1996, to properly reflect the identity of the Tenant.


Dated: November 22, 1996           1225 NORTH COUNTY ROAD 18 LIMITED
                                   PARTNERSHIP, a Minnesota limited partnership


                                   By:  1225 GP, LLC, its General Partner


                                   By:  /s/ Keith A. Libbey
                                        ----------------------------------
                                        Keith A. Libbey, a Managing Member


                                   POLARIS INDUSTRIES PARTNERS L.P.

                                   By:  Polaris Industries Inc., its Managing
                                        General  Partner


                                   By:  /s/ Michael Malone
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